UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2014

BIOSPECIFICS TECHNOLOGIES CORP.
(Exact name of registrant as specified in its charter)

Delaware	001-34236	11-3054851
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

35 Wilbur Street	11563
Lynbrook, NY
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 516.593.7000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Introductory Comment

Throughout this Current Report on Form 8-K, the terms “we,” “us,” “our” and “Company” refer to BioSpecifics Technologies Corp.

Item 8.01 Other Events

On November 21, 2014, the Company announced new data on XIAFLEX for the treatment of Peyronie’s disease from the Phase 2 and the pivotal Phase 3 IMPRESS (The Investigation for Maximal Peyronie’s Reduction Efficacy and Safety Studies) trials, presented by BioSpecifics’ licensee, Auxilium Pharmaceuticals, Inc. at the 20th Annual Fall Scientific Meeting of the Sexual Medicine Society of North America held in Miami, FL from November 20-23, 2014.

A press release regarding the announcement is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits (d) Exhibits

Exhibit No.	Description
99.1	Press Release of the Company, dated November 21, 2014

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Biospecifics Technologies Corp.

Date: November 21, 2014	By:	/s/ Thomas L. Wegman
Thomas L. Wegman
President

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of the Company, dated November 21, 2014